Earnings Per Share (Table)	12 Months Ended
Mar. 31, 2024
Earnings per share [abstract]
Earnings Per Share

Year ended	March 31,
	2024	2023
	$	$
Net loss	(16,660)	(30,097)

Weighted average number of Shares outstanding	95,527,385	94,178,549
Basic and diluted loss per share	(0.17)	(0.32)

The potentially dilutive outstanding equity instruments, which are DSUs, PSUs and options mentioned in Note 14 granted under the LTIP and certain shares to be issued as part of anniversary payments related to business acquisition, were not included in the calculation of diluted earnings per share since the Company incurred losses and the inclusion of these equity instruments would have an antidilutive effect.